SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of July 22, 2019, is made by and among Security Devices International Inc., a corporation organized under the laws of the State of Delaware (the “Company”), each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth on the execution pages hereof (each, an “Execution Page” and collectively the “Execution Pages”), and Northeast Industrial Partners, LLC, as collateral agent pursuant to Section 8 (the “Collateral Agent”).

BACKGROUND

A.      The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

B.      Upon the terms and conditions stated in this Agreement, the Company proposes to raise up to USD $3,000,000 (the “Offering”) from the sale of units (the “Units”) at a price of USD $1,000.00 per Unit (the “Purchase Price”). All funds from Purchasers will be delivered directly to the Company, without provision for escrow. Each Unit shall consist of (i) an unsecured convertible promissory note, in the form attached hereto as Exhibit A (each a “Note” and collectively the “Notes”) in the principal face amount of $1,000, which Notes shall initially be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon the terms set forth in the Notes, and (ii) four thousand (4,000) warrants (the “Warrants”), in the form attached hereto as Exhibit B, to purchase Common Stock, upon the terms set forth in the Warrants. Each full Warrant is exercisable for one share of Common Stock (each, a “Warrant Share”) for the 54-month period following the first closing of the Offering at an exercise price of USD $0.25 per share. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes are referred to herein as the “Conversion Shares.” The Notes, Conversion Shares, and Warrant Shares are collectively referenced herein as the “Securities” and each of them may individually be referred to herein as a “Security.”

C.      The Notes issued pursuant to this Agreement are pari passu in right of payment with certain Convertible Secured Notes (the “Senior Debt”) issued by the Company to certain holders pursuant Security Purchase Agreements dated as of October 22, 2018 and April 15, 2019 entered into between the Company, the purchasers party thereto, and Northeast Industrial Partners LLC, as collateral agent, in the original principal amount of $3,355,265.

D.       Upon the Closing of this private placement (the “Closing Date”), the Company shall be obligated to grant a security interest in all of the Company’s properties and assets (the “Collateral”) in order to secure the Company’s obligations under the Notes issue hereunder (the “Lien”). Within five (5) days of the Closing Date, pursuant to this Agreement, the Company will execute and deliver, in favor of the Collateral Agent for the benefit of all of the Purchasers, an agreement to effectuate the Lien (the “Security Documents”), in a form mutually acceptable to the parties.

E.       This Agreement,Notes, the Warrants, any Security Documents, and all other agreements executed and delivered in connection herewith and therewith are collectively referred to herein as the “Transaction Documents.”

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

(a)       Purchase and Sale of Units. Subject to the terms and conditions hereof, at the Closing (as defined in Section 1(b) below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, the Units as is set forth on such Purchaser’s Execution Page, for the Purchase Price. The Units will be evidenced by the Notes and the Warrants.

(b)       The Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Hinckley Allen & Snyder LLP, 100 Westminster Street, Suite 1500, Providence, Rhode Island at 10:00 a.m, on the date on which all conditions set forth in Sections 6 and 7 have been satisfied, or such other time or place as the Company and the Purchasers may mutually agree (the “Closing Date”).

2.	PURCHASER’S REPRESENTATIONS AND WARRANTIES.

Each Purchaser severally, but not jointly, represents and warrants to the Company follows:

(a)       Purchase for Own Account, Etc. Such Purchaser is purchasing the Securities for such Purchaser’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any of the Securities. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(b)       Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)       Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)      Information. Such Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel. Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. Such Purchaser understands that such Purchaser’s investment in the Securities involves a high degree of risk.

(e)      Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)      Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(g)      Residency. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

(h)      Short Sales and Confidentiality Prior To The Date Hereof. Other than the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, executed any transaction, including short sales, in the securities of the Company during the period commencing from the time that such Purchaser was first contacted by the Company or any other person disclosing the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

Each Purchaser’s representations and warranties made in this Article 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company may not rely on such representations and warranties for any other purpose. No Purchaser has made or hereby makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Disclosure Schedule executed and delivered by the Company each Purchaser (the “Disclosure Schedule”) or as set forth in the Select SEC Documents (as defined in Section 3(g) below), other than what is set forth in the Risk Factors of any such Select SEC Documents or any other disclosure that is forward looking or prospective in nature in any such Select SEC Documents, the Company represents and warrants to each Purchaser as follows:

(a)       Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company taken as a whole.

(b)      Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue and sell the Units in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Notes and to issue the Warrant Shares in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Units by the Company and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Boards of Directors, or any committee of their Boards of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the other Transaction Documents, nor the consummation by them of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Units by the Company) requires any consent or authorization of the Company’s stockholders.

(c)      Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Notes and exercise of the Warrants is set forth in Section 3(c) of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. No issuances of shares of capital stock of the Company (including the Conversion Shares and Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company. Except for the Securities, the Senior Debt and as set forth in Section 3(c) of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated, (ii) there are no contracts, commitments, understandings or arrangements under which the Company is obligated to register the sale of any of its or their securities under the Securities Act; (iii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem or otherwise acquire any security of the Company; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements. Section 3(c) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities will not trigger any anti-dilution adjustments to any such securities or instruments. The Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”) may be amended by the vote of the holders of the majority of the outstanding equity securities of the Company entitled to vote thereon. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities as owned by the Company.

(d)      Issuance of Securities. The Notes and the Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances, (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof. The Conversion Shares are duly authorized and, upon conversion of the Notes and the Warrant Shares are duly authorized upon exercise of the Warrants, in accordance with their terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances. Upon conversion of the Notes and exercise of the Warrants respectively, in accordance with their terms, such Conversion Shares and Warrant Shares (x) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person (except as contemplated by the Transaction Documents) and (y) will not impose personal liability upon the holder thereof. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

(e)      No Conflicts; Consents. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the Company’s Bylaws as in effect on the date hereof (the “Bylaws”) , (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Except (x) for the filing of a Form D with the SEC, (y) as may be required for compliance with applicable state securities or “blue sky” laws and the rules and regulations of the Principal Market, or (z) as otherwise set forth in Section 3(e) of the Disclosure Schedule, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other third party) in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the other Transaction Documents.

(f)      Compliance. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and is not in violation of any of its organizational documents. Except as set forth in Section 3(f) of the Disclosure Schedule, the Company is not in default (and no event has occurred that with notice or lapse of time or both would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate have not had and would not have a Material Adverse Effect. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct of its business, and the Company has not received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.

(g)      SEC Documents, Financial Statements. Except as otherwise set out in Section 3(g) of the Disclosure Schedule, since October 22, 2018, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. No other information provided by or on behalf of the Company to the Purchasers that is not included in the Select SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(h)      Intellectual Property. The Company owns or is duly licensed (and, in such event, has sufficient rights to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future, provided that the Company has granted a security interest in the Intangibles in relation to issuance of the Senior Debt. Section 3(h) of the Disclosure Schedule sets forth a list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, registered copyrights, copyright applications, licenses and permits material to the Company and owned and/or used by the Company in its business. To the knowledge of the Company, the Company is not infringing or is not in conflict with any right of any other person with respect to any third party Intangibles. The Company has not received written notice of any pending conflict with or infringement upon such third party Intangibles. The Company has not entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s ownership of or right to use its Intangibles and there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company.

(i)      Title. The Company has good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except for liens securing the Senior Debt and otherwise such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company is held by the Company under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company.

(j)      Listing. The Common Stock currently is listed for trading on the Canadian Securities Exchange (CNSX Market Inc.) (the “Principal Market”). The Company is not in violation of the listing requirements of the Principal Market, does not reasonably anticipate that the Common Stock will be delisted by the Principal Market for the foreseeable future, and has not received any notice regarding the possible delisting of the Common Stock from the Principal Market.

(k)      Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation (including, without limitation, Section 203 of the Delaware General Corporation Law, as amended) which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any and all Purchaser’s ownership of the Securities.

(l)      No General Solicitation or Integrated Offering. Neither the Company nor any distributor, agent or affiliate participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, agent or affiliate has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of the Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

(m)      Indebtedness and Other Contracts. Except as disclosed in Section 3(m) of the Disclosure Schedule, the Company (i) does not have any outstanding Indebtedness (as defined below), (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is not in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness; and (y) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(n)      Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(o)      Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

4.	COVENANTS.

(a)      Best Efforts. The Company and the Purchasers shall use their respective best efforts timely to satisfy each of the conditions described in Sections 5, 6 and 7 of this Agreement.

(b)      Form D; Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom.

(c)      Listing. So long as any Purchasers (or any of their respective affiliates) beneficially own any of the Notes or Warrants, the Company shall maintain the listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Notes or exercise of Warrants respectively on each securities exchange, automated quotation system or electronic bulletin board on which shares of Common Stock are currently listed. The Company shall comply in all respects with the reporting, filing and other obligations under the bylaws or rules of such exchanges, or such electronic system, as applicable. The Company shall promptly provide to each Purchaser copies of any written notices it receives regarding the continued eligibility of the Common Stock for trading on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

(d)      Corporate Existence. So long as any Purchasers (or any of their respective affiliates) beneficially own any of the Notes or Warrants, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction assumes the Company’s obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith.

(e)      No Integrated Offerings. The Company shall not make any offers or sales of any security under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(f)      Legal Compliance. The Company shall conduct its business in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

(g)      Redemptions, Dividends and Repayments of Indebtedness. So long as any Purchasers (or any of their respective affiliates) beneficially own any of the Notes or Warrants, the Company shall not, without first obtaining the written approval of the holders of at least a majority of the aggregate principal amount of the Notes then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company or repay or prepay any Indebtedness (except for any capital leases) other than (i) trade payables in the ordinary course of business of the Company, (ii) the Notes, (iii) the Senior Debt, and (iv) as expressly required pursuant to the terms of such Indebtedness as in effect on the date hereof (other than as modified pursuant to the express terms of this Agreement or the Transaction Documents).

(h)      Shareholders Rights Plan. No claim shall be made or enforced by the Company or any other person that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or any other Transaction Documents or under any other agreement between the Company and the Purchasers.

(i)      Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by any Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

5.	SECURITIES TRANSFER MATTERS.

(a)      Transfer or Resale. Each Purchaser understands that (i) the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities (including in conformity with applicable prospectus delivery requirements, if any); or (B) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144; or (D) sold or transferred to an affiliate of such Purchaser that agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 5(b); and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

(b)      Legends. Each Purchaser understands that the Notes and Warrants and the certificates for the Conversion Shares and Warrant Shares respectively may bear a restrictive legend in substantially the following form:

Legend A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND REASONABLY ACCEPTABLE TO THE ISSUER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Legend B

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY (AND ANY SECURITY INTO WHICH THIS SECURITY MAY BE CONVERTED) MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 23, 2019.

and in the case of Notes or Conversion Shares held by an Insider (as that term is defined by the Principal Market):

Legend C

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN SECURITIES EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND ANY SECURITY INTO WHICH THIS SECURITY MAY BE CONVERTED) MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 23, 2019.

And in the case of Warrants or Warrant Shares:

Legend D

THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED BY THE HOLDER THEREOF FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE CORPORATION THAT THE TRANSACTION WILL NOT RESULT IN A VIOLATION OF UNITED STATES FEDERAL OR STATE SECURITIES LAWS.

Legend A set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Security can be can be sold under Rule 144(k) or has been, or is to be otherwise, sold under Rule 144. In the event Legend A is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to such Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

(c)      Transferees Bound by Transaction Documents. Notwithstanding the provisions of this Section 5, no Purchaser may transfer the Notes or Warrants unless the transferee agrees in writing to be bound by all of the provisions of the Transaction Documents (including, but not limited to, Section 8 of this Agreement), and it shall be a condition to any such transfer that any such transferee execute and deliver appropriate documentation, in form and substance reasonably satisfactory to the Company and the Collateral Agent, to such effect.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue andUnits to sell the each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions as to such Purchaser, provided that such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)      Execution of Transaction Documents. Each Purchaser shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which such Purchaser is a party and delivered the same to the Company.

(b)      Payment of Purchase Price. Each Purchaser shall have delivered the full amount of such Purchaser’s Purchase Price to the Company by wire transfer in accordance with the Company’s written wiring instructions.

(c)      Representations and Warranties True; Covenants Performed. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(d)      No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

7.	CONDITIONS TO EACH PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase Unitsthe for which it is subscribing from the Company hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for each Purchaser’s individual and sole benefit and may be waived by any Purchaser as to such Purchaser at any time in such Purchaser’s sole discretion:

(a)      Execution of Transaction Documents. The Company shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to such Purchaser.

(b)      Delivery of Notes and Warrants. The Company shall have delivered to such Purchaser duly executed Notes and Warrants for the principal amount of Notes and Warrants being purchased by such Purchaser (each in such denominations as such Purchaser shall request), registered in such Purchaser’s name.

(c)      Listing. The Common Stock shall be authorized for quotation and listed on the Principal Market and trading in the Common Stock (or on the Principal Market generally) shall not have been suspended by the SEC or the Principal Market.

(d)      Representations and Warranties True; Covenants Performed. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Purchaser.

(e)      No Legal Prohibition; Government Approval. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of, any of the transactions contemplated by this Agreement. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Units.

(f)      No Material Adverse Change. There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company, taken as a whole, since the date hereof, and no information that is materially adverse to the Company and of which such Purchaser is not currently aware shall come to the attention of such Purchaser.

(g)      Corporate Approvals. Such Purchaser shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

(h)      Good Standing Certificates. The Company shall have delivered to such Purchaser a true copy of a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

(i)      Transfer Agent Certification. The Company shall have delivered to such Purchaser a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

8.	COLLATERAL AGENCY PROVISIONS.

(a)      Appointment of Collateral Agent. Effective upon the Closing Date, the Purchasers hereby appoint the Collateral Agent to act as collateral agent and the Collateral Agent agrees to act as collateral agent for the Purchasers, as contemplated herein and in the Security Documents.

(b)      Collateral Agent Authorized to Enter into Security Documents. Each of the Purchasers authorizes and directs the Collateral Agent to enter into the Security Documents on its behalf, upon the Closing Date.

(c)      Amendment to Security Documents. On and after the Closing Date, the Purchasers holding at least a majority of the total outstanding principal balance of the Notes (the “Required Holders”) shall have the right to direct the Collateral Agent in writing, from time to time, to consent to any amendment, modification or supplement to or waiver of any provision of any Security Document and to release any Collateral (as defined in the Security Documents) from any lien or security interest held by the Collateral Agent; provided, however, that (i) no such direction shall require the Collateral Agent to consent to the modification of any provision or portion thereof which (in the sole judgment of the Collateral Agent) is intended to benefit the Collateral Agent, (ii) the Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent shall determine in good faith that the directed action is not permitted by the terms of any Security Document or may not lawfully be taken and (iii) no such direction shall waive or modify any provision of any Security Document the waiver or modification of which requires the consent of all Purchasers unless all Purchasers consent thereto. The Collateral Agent may rely on any such written direction given to it by the Required Holders and shall be fully protected in relying thereon, and shall under no circumstances be liable, except in circumstances involving the Collateral Agent’s gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction, to any holder of the Notes or any other person or entity for taking or refraining from taking action in accordance with any direction or otherwise in accordance with any of the Security Documents.

(d)                       Duties of Collateral Agent.

(i)      Powers. The Collateral Agent shall have and may exercise such powers under the Security Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof. The Collateral Agent shall not have any implied duties or any obligations to take any action under this Agreement or the Security Documents.

(ii)      No Obligation to Act. The Collateral Agent shall be entitled to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Holders and such instructions shall be binding upon all the Purchasers, including, without limitation, the instructions set forth in Section 8(c) hereof; provided, however, that the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or any Security Document in the manner so requested unless, if so requested by the Collateral Agent, it shall have been provided indemnity from the Company satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with or in performing such request or direction. No provisions of this Agreement or any Security Document shall otherwise be construed to require the Collateral Agent to expend or risk its own funds or take any action that could in its judgment cause it to incur any cost, expenses or liability for which it is not specifically indemnified hereunder. No provision of this Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax on the Collateral Agent by reason thereof.

(iii)      Action by Collateral Agent. Absent written instructions from the Required Holders at a time when an Event of Default shall have occurred and be continuing, the Collateral Agent shall have no obligation to take any actions under the Security Documents.

(iv)      Independent Right of Each Purchaser to Instruct Collateral Agent. The right of each Purchaser to instruct the Collateral Agent is the separate and individual property of such Purchaser and may be exercised as such Purchaser sees fit in its sole discretion and with no liability to any other such Purchaser for the exercise or non-exercise thereof. Without limiting the foregoing, the Required Holders shall not be liable under any circumstances to any other Purchaser for any action taken or omitted to be taken hereunder by the Collateral Agent upon written instructions from the Required Holders.

(v)      Relationship Between Collateral Agent and Purchasers. The relationship between the Collateral Agent and the Purchasers is and shall be only to the extent explicitly provided for herein that of agent and principal and nothing herein contained shall be construed to constitute the Collateral Agent a trustee for any Purchaser or to impose on the Collateral Agent duties and obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, employees, partners or agents shall:

(A)     be responsible to the Purchasers for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, perfection, effectiveness or enforceability of, the Security Documents (it being expressly understood that any determination of the foregoing is the responsibility of each Purchaser),

(B)     be responsible to the Purchasers for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any security interest in the Collateral (it being expressly understood that any determination of the foregoing is the responsibility of each Purchaser),

(C)     be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by any person or entity of its or their obligations under any Security Document (it being expressly understood that any determination of the foregoing is the responsibility of each Purchaser),

(D)     be deemed to have knowledge of the occurrence of an Event of Default (as defined in the Notes), or any event, condition or circumstance the occurrence of which would, with the giving of notice or the passage of time or both, constitute an Event of Default,

(E)     be responsible or liable to the Purchasers for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof unless the same shall happen solely through the gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction,

(F)      have any liability to the Purchasers for any error or omission or action or failure to act of any kind made in the settlement, collection or payment in connection with any of the Security Documents or any of the Collateral or any instrument received in payment therefor or for any damage resulting therefrom other than as a sole result of its own gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction,

(G)      in any event, be liable to the Purchasers as such for any action taken or omitted by it, absent, in each case described in this subsection, its gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction, or

(H)      be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(e)      Standard of Care. Each Purchaser agrees with all other Purchasers and the Collateral Agent that nothing contained in this Agreement shall be construed to give rise to, nor shall such Purchaser have, any claims whatsoever against the Collateral Agent on account of any act or omission to act in connection with the exercise of any right or remedy of the Collateral Agent with respect to the Security Documents or the Collateral in the absence of gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. In no event shall the Collateral Agent be liable under or in connection with this Agreement or any Security Documents for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Collateral Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(f)      Collateral In Possession of Collateral Agent. Following the grant of the Lien, the Collateral Agent shall be at liberty to place any of the Collateral, this Agreement, the Security Documents and any other instruments, documents or deeds delivered to it pursuant to or in connection with any of such documents in any safe deposit box, safe or receptacle selected by it or with any bank, any company whose business includes undertaking the safe custody of documents or any firm of lawyers of good repute and the Collateral Agent shall not be responsible for any loss thereby incurred unless such loss is solely the result of the Collateral Agent’s gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. Following the grant of the Lien, the Collateral Agent’s books and records shall at all times show that the Collateral is held by the Collateral Agent subject to the pledge and lien of the Security Documents.

(g)      Agents, Officers and Employees of Collateral Agent. The Collateral Agent may execute any of its duties under the Security Documents by or through its agents, officers or employees. Neither the Collateral Agent nor any of its agents, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss unless any of the foregoing shall happen through its or their gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

(h)      Appointment of Co-Agent. Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or the Security Documents, or in the event that the Collateral Agent shall have been requested to do so by or on behalf of the Required Holders, the Collateral Agent shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or proper to constitute a bank or trust company, or one or more other persons or entities approved by the Collateral Agent, either to act as co-agent or co-agents with respect to all or any part of the Collateral or with respect to the Security Documents, jointly with the Collateral Agent or any successor or successors, or to act as separate agent or agents of any such property, in any such case with such powers as may be provided in such supplemental agreement, and to vest in such bank, trust company or other persons or entities as such co-agent or separate agent, as the case may be, any property, title, right or power of the Collateral Agent deemed necessary or advisable by the Required Holders or the Collateral Agent.

(i)      Reliance on Certain Documents. The Collateral Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or entity, and with respect to all legal matters shall be entitled to rely on the advice of legal advisors selected by it concerning all matters relating to the Security Documents and its duties hereunder and thereunder and otherwise shall rely on such experts as it deems necessary or desirable, and shall not be liable to any Purchaser or any other person or entity for the consequences of such reliance in the absence of gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

(j)      Collateral Agent May Have Separate Relationship with Parties. The Collateral Agent (or any affiliate of the Collateral Agent) may, notwithstanding the fact that it is the Collateral Agent, act as a lender to the Company and lend money to, and generally engage in any kind of business with such party in the same manner and to the same effect as though it were not the Collateral Agent; and such business shall not constitute a breach of any obligation of the Collateral Agent to the other Purchasers.

(k)      Indemnification of Collateral Agent. The Company hereby agrees to indemnify and hold harmless the Collateral Agent (and its directors, officers and employees) for any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses (including the fees and other charges of counsel) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent, in any way relating to or arising out of the Security Documents or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof, provided that the Company shall not be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct on the part of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. This Section 8(k) shall survive the termination of this Agreement. Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require the Company to deposit, and the Company shall deposit, with the Collateral Agent sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for costs and expenses associated with taking such action, and the Collateral Agent shall have no liability hereunder for failure to take such action unless the Company promptly deposits such sums; provided, however, that if the Company fails to deposit such amounts within 3 business days of the Collateral Agent’s request therefore, the Collateral Agent shall notify the Purchasers of such failure.

(l)      Resignation and Removal. The Collateral Agent at any time may resign, upon 30 days’ prior written notice, by an instrument addressed and delivered to the Purchasers and the Company and may be removed at any time with or without cause upon 30 days’ prior written notice, by an instrument in writing duly executed by duly authorized signatories of the Required Holders. The Required Holders shall have the right to appoint a successor to the Collateral Agent upon any such resignation or removal, by instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirement, without any formality other than appointment and designation in writing, a copy of which instrument or writing shall be sent to each Purchaser. Upon the making of such appointment and delivery to such successor Collateral Agent of the Collateral then held by the retiring Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties conferred hereby and by the Security Documents upon the Collateral Agent named herein, and one or more such appointments and designations shall not exhaust the right to appoint and designate further successor Collateral Agents hereunder. The retiring Collateral Agent shall not be discharged from its duties and obligations hereunder until, and the retiring Collateral Agent shall be so discharged when, all the Collateral held by the retiring Collateral Agent has been delivered to the successor Collateral Agent and such successor Collateral Agent shall execute, acknowledge and deliver to each holder of the Notes and to the Company an instrument accepting such appointment. If no successor shall be appointed and approved on or prior to the date of any such resignation, the resigning Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed by the Required Holders as above provided.

(m)                       Rights with Respect to Collateral. Following the grant of the Lien:

(i)      Each Purchaser agrees with all other Purchasers (A) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Collateral Agent or any of the other Purchasers in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (B) that such Purchaser has no other rights with respect to the Collateral other than as set forth in this Agreement and the Security Documents.

(ii)      Each Purchaser agrees with all other Purchasers and the Collateral Agent that nothing contained in this Section 8 shall be construed to give rise to, nor shall such Purchaser have, any claims whatsoever against the Collateral Agent on account of any act or omission to act in connection with the exercise of any right or remedy of the Collateral Agent with respect to the Collateral in the absence of gross negligence or willful misconduct of the Collateral Agent, as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

(n)                Fees, Costs and Expenses of Collateral Agent. Without limiting any other cost reimbursement provisions in this Agreement or the Security Documents, upon demand, the Company shall pay to the Collateral Agent the amount of any and all fees and reasonable expenses incurred by the Collateral Agent under this Agreement or the Security Documents or in connection herewith or therewith, including, without limitation, reasonable fees of counsel to the Collateral Agent and those other expenses that may be incurred in connection with (i) the execution and delivery of this Agreement and the Security Documents and any amendments, waivers and supplements hereto or thereto, (ii) the administration of this Agreement and the Security Documents, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the collateral of the Company, (iv) the exercise or enforcement of any of the rights of the Collateral Agent under this Agreement or the Security Documents, and (v) the failure of any the Company to perform or observe any of the provisions of this Agreement or the Security Documents. Upon the occurrence of an Event of Default (as defined in the Notes), the Purchasers collectively shall pay the Collateral Agent the sum of $10,000 on account, to apply against an hourly fee of $350 to be paid to the Collateral Agent by the Purchasers for services rendered pursuant to this Agreement. All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Purchaser who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Purchasers’ interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent’s possession.]

(o)                Representation at Closing: The Purchasers irrevocably authorize the Collateral Agent to act as the Purchasers’ representative at the Closing, to take delivery of all Notes, Warrants and other deliveries to be made to the Purchasers under Section 7 of this Agreement and to execute receipts evidencing the delivery of those documents.

9.	GOVERNING LAW; MISCELLANEOUS.

(a)      Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed in the Commonwealth of Massachusetts. The Company, each Purchaser and the Collateral Agent irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the City of Boston, Suffolk County, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company, each Purchaser and the Collateral Agent each irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company, each Purchaser and the Collateral Agent each further agrees that service of process upon such party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law. The Company, each Purchaser and the Collateral Agent each agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF ANY TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)      Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

(c)      Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(d)      Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e)      Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchasers, the Company, the Collateral Agent, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, the Purchasers nor the Collateral Agent make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and, except as otherwise provided herein, no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser; provided, that no amendment or waiver of any provision of Section 8 hereof shall be effective unless it is set forth in a written instrument signed by the Company, each Purchaser and the Collateral Agent. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be. The Company has not, directly or indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

(f)      Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)     If to the Co:

Security Devices International Inc.
107 Audubon Road
Bldg 2, Suite 201
Wakefield, MA 01880 USA
Telephone: (978) 665-2721
Attention: Lisa Wager

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Hinckley, Allen & Snyder LLP
100 Westminster Street, Suite 1500
Providence, Rhode Island 02903
Telephone: (401) 274-2000
Facsimile: (401) 277-9600
Attention: David S. Hirsch, Esq.

(ii)      If to any Purchaser, to the address set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

(iii)     If to the Collateral Agent:

Northeast Industrial Partners, LLC
107 Audubon Road, Suite 201
Wakefield, MA, USA 01880
Telephone: (339) 219-0302
Attention: Bryan S. Ganz

(g)      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign such Purchaser’s rights hereunder to any other person or entity, which assignee shall be considered a Purchaser for purposes of this Agreement.

(h)      Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)      Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 hereof shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

(j)      Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)      Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(l)      No Strict Construction. The language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(m)      Remedies. No provision of this Agreement or any other Transaction Document providing for any remedy to a Purchaser shall limit any other remedy which would otherwise be available to such Purchaser at law, in equity or otherwise. Nothing in this Agreement or any other Transaction Document shall limit any rights any Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursua nt to Section 5 hereof), that each Purchaser shall be entitled, in addition to all available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

(n)      Knowledge. As used in this Agreement, the term “knowledge” of any person or entity shall mean and include (i) actual knowledge and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto and with respect to the Company, shall mean the knowledge (as so defined) of the directors and officers of the Company.

(o)      Exculpation Among Purchasers; No “Group”. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each party to this Agreement confirms that it has independently participated in the negotiation and drafting of this Agreement and the other Transaction Documents with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of Securities hereunder or in monitoring its investment in the Company. The Purchasers and, to its knowledge, the Company agree that no action taken by any Purchaser pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Purchasers are in any way acting in concert or would deem such Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act. The Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a “group” for purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

(p)      Consent to Collection and Use of Personal Information. This Agreement requires each Purchaser to provide information about the Purchaser (the “Personal Information”). Such information is being collected by the Company for the purposes of completing the proposed issuance of the Units, which includes, without limitation, determining the P urchaser’s eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing the Notes or Warrants and completing filings required by the securities commissions, the Canadian Securities Exchange and/or other regulatory authorities. Each Purchaser agrees that the Purchaser’s Personal Information may be disclosed by the Company (including the filing of copies or originals of any of the Purchaser’s documents) to: (a) securities commissions and/or other regulatory authorities, (b) the Canadian Securities Exchange and (c) any of the other parties involved in this subscription, including legal counsel, and may be included in record books in connection with this subscription. In the case of information provided to the securities commissions, such information is being collected indirectly by them for the purpose of the administration and enforcement of applicable securities laws and each Purchaser authorizes the indirect collection of such information by them. Each Purchaser consents to the foregoing collection, use and disclosure of the Purchaser’s Personal Information and to the collection, use and disclosure of Personal Information by the securities commissions and/or other regulatory authorities. The title, business address and business telephone number of the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of the information is the Administrative Assistant to the Administrative Support Clerk, Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8 (Telephone: 416-593-3684).

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the undersigned Purchaser, the Company and the collateral Agent have caused this Agreement to be duly executed as of the date first above written.

SECURITY DEVICES INTERNATIONAL INC.

Signature:

Name:

Title:

COLLATERAL AGENT:

NORTHEAST INDUSTRIAL PARTNERS, LLC, as Collateral Agent

Signature: __________________________________________________________
Name: Bryan S. Ganz
Title: Manager

PURCHASER:

(Print or Type Name of Purchaser)

Signature:
Name:
Title:

RESIDENCE:

ADDRESS:
Telephone:
Facsimile:
Attention:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:

Purchase Price for Units
and Principal Amount of Notes: _______________________________________________________________________________________________

Number of Warrants: _______________________________________________________________________________________________________

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

FORM OF NOTE

FORM OF UNSECURED CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION IN A GENERALLY ACCEPTABLE FORM OF COUNSEL, WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND BE REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c) AND 18(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c) OF THIS NOTE. THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 5 OF THE SECURITIES PURCHASE AGREEMENT DATED AS OF JULY 22, 2019.

UNLESS PERMITTED UNDER NATIONAL INSTRUMENT 45-102 (RESALE OF SECURITIES), THE HOLDER OF THIS SECURITY (AND ANY SECURITY INTO WHICH THIS SECURITY MAY BE CONVERTED) MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 23, 2019.

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN SECURITIES EXCHANGE AND COMPLIANCE WITH NATIONAL INSTRUMENT 45-102 (RESALE OF SECURITIES), THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND ANY SECURITY INTO WHICH THIS SECURITY MAY BE CONVERTED) MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER 23, 2019.

SECURITY DEVICES INTERNATIONAL INC.

UNSECURED CONVERTIBLE NOTE

Issuance Date: July 22, 2019	Principal: U.S. $[___________]

FOR VALUE RECEIVED, Security Devices International Inc., a Delaware corporation (the “Company”), hereby promises to pay to [Insert Name] or registered assigns (“Holder”) the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the rate equal to the then applicable Interest Rate (as defined below), from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case, in accordance with the terms hereof). This Unsecured Convertible Note (including all Unsecured Convertible Notes issues in exchange, transfer, or replacement hereof, this “Note”) is one of an issue of Unsecured Convertible Notes issued pursuant to the Securities Purchase Agreement (as defined below) on the Closing Date (as defined in the Securities Purchase Agreement) (collectively, the “Notes” and such other Unsecured Convertible Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 28. Capitalized terms not otherwise defined herein have the meanings set forth in the Securities Purchase Agreement.

(1)             MATURITY. On the Maturity Date, the Holder shall surrender this Note to the Company and the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges, if any. The “Maturity Date” shall be June 30, 2021, but may be extended at the option of the Holder through the date that is 10 days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date. Except as specifically set forth herein, this Note is not prepayable.

(2)             INTEREST; INTEREST RATE

(a)      Interest. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and shall be payable in arrears on the last day of each January and July during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each, an “Interest Date”) with the first Interest Date being January 15, 2020. Interest shall be payable on each Interest Date in cash. Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the rate of 10% per annum (the “Interest Rate”).

(b)      Default Rate. From and after the occurrence of an Event of Default and notwithstanding the provisions of Section 2(b) hereof, the Interest Rate shall be increased to 15.0% (the “Default Rate”). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest calculated at the Default Rate during the continuance of such Event of Default shall continue to apply to the extent it relates to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.

(3)             CONVERSION OF NOTES..This Note shall be convertible into shares of the Company's common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

(a)      Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b)      Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (such number of shares, the “Conversion Rate”). For the purposes of this Note:

(i)      “Conversion Amount” means the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made.

(ii)      “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination a price equal to USD$0.15, subject to adjustment as provided herein.

(c)      Mechanics of Conversion.

(i)      Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York City time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). Promptly following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company's transfer agent (the “Transfer Agent”). On or before the fifth Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (1) (X) provided that the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and so long as the certificates therefor are not required to bear a legend pursuant to Section 5(c) of the Securities Purchase Agreement, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, which certificate shall not bear any restrictive legend unless the certificate is required to bear such a legend pursuant to Section 5(c) of the Securities Purchase Agreement, and (2) pay to the Holder in cash an amount equal to the sum of (A) the amount of any accrued and unpaid Interest on the applicable Conversion Amount being converted through the Conversion Date and (B) any accrued and unpaid Late Charges on such Conversion Amount and Interest. Delivery of physical certificates shall be deemed to have been made if delivered personally or when delivered to a nationally recognized overnight carrier. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Conversion Amount, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii)      Company's Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is five Business Days after the Conversion Date (a “Conversion Failure”), then the Company shall pay to the Holder payments (“Conversion Default Payments”) for a Conversion Failure in the amount of (i) (N/365), multiplied by (ii) an amount equal to the amount by which (x) the highest Closing Sale Price of the Common Stock during the period beginning on the date the Conversion Notice giving rise to the Conversion Failure in accordance with this Section 3(c)(ii) is transmitted (the “Conversion Failure Date”) and ending on the date immediately preceding the date on which the applicable Conversion Default Payment is made exceeds (y) the Conversion Price in respect of such Conversion Amount, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Conversion Failure, multiplied by (iv) .18, where N equals the number of days from the Conversion Failure Date to the date that the Company effects the full conversion of the Conversion Amount which gave rise to the Conversion Failure. The accrued Conversion Default Payments for each calendar month shall be paid in cash to the Holder by the fifth day of the month following the month in which it has accrued. In addition to the foregoing, if within five Trading Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such Holder's conversion of any Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock times (B) the Closing Sale Price on the Conversion Date. Nothing herein shall limit the Holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock or to otherwise issue shares of Common Stock upon conversion of this Note in accordance with the terms hereof, and the Holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

(iii)       Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount of this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal converted and the dates of such conversions (and the Interest and Late Charges paid with respect thereto) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(iv)      Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder's portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 23.

(d)      Limitations on Conversions and Payments in Shares of Common Stock; Beneficial Ownership. The Company shall not be obligated to effect any conversion of this Note or pay any amounts due hereunder in Common Stock, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a) or to require the Company to pay any amounts due hereunder in Common Stock, in each case to the extent that after giving effect to such conversion or payment, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or payment. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon the conversion or payment of or in connection with this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any Other Notes or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Section 3(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 19.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

(4)	RIGHTS UPON EVENT OF DEFAULT.

(a)      Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)       the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five consecutive days or for more than an aggregate of 10 days in any 365-day period;

(ii)      the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten Trading Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

(iii)      the Holder's Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a full conversion of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise) for 10 consecutive Business Days;

(iv)       the Company's failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company's failure to pay any redemption payments, premiums or other amounts hereunder) or any other Transaction Document (as defined in the Securities Purchase Agreement) except in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least five Trading Days;

(v)      the Company shall either (i) fail to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party, other than, with respect to unsecured Indebtedness only, payments contested by the Company in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, or otherwise be in breach or violation of any agreement for monies owed or owing in an amount in excess of $250,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Company, which default or event of default would or is likely to have a material adverse effect on the business, operations, properties, prospects or financial condition of the Company or any of its Subsidiaries, individually or in the aggregate;

(vi)      the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or the Bankruptcy and Insolvency Act (Canada), or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(vii)      a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(viii)      bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any of its Subsidiaries and, if instituted against the Company or any of its Subsidiaries by a third party, shall not be dismissed within 60 days of their initiation;

(ix)      a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its Subsidiaries, which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment that is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above;

(x)      the Company breaches any representation, warranty, covenant (other than the covenants set forth in Section 14 of this Note) or other term or condition of any Transaction Document, except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least 10 consecutive days after written notice thereof to the Company by the Holder;

(xi)      any breach or failure to comply with Section 14 of this Note;

(xii)      the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Notes upon conversion of the Notes as and when required by the Notes or the Securities Purchase Agreement (a “Legend Removal Failure”), and any such failure continues uncured for five Business Days after the Company has been notified thereof in writing by the holder; or

(xiii)      any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

(b)      Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within one Business Day deliver written notice thereof via confirmed facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the amount of Principal of this Note the Holder is electing to redeem. Each portion of the Principal amount of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price (the “Event of Default Redemption Price”) equal to 110% of the sum of (i) any accrued and unpaid Interest on the Conversion Amount being redeemed, plus (ii) any accrued and unpaid Late Charges on such Conversion Amount and Interest, plus (iii) the greater of (A) the sum of (1) the Conversion Amount to be redeemed and (2) an amount equal to 100% of the Interest that would have been earned on the Conversion Amount from the Conversion Date through the Maturity Date., and (B) the product of (1) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice, and (2) the highest Closing Sale Price of the Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date immediately preceding the payment of the Event of Default Redemption Price. Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12, to the extent applicable. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 4, until the Event of Default Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 4(b) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3 hereof. The parties hereto agree that in the event of the Company's redemption of any portion of this Note under this Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.

(5)	RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

(a)      Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity and, if an entity other than the Successor Entity is the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Fundamental Transaction, such other entity (the “Other Entity”), assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction (which approval shall not be unreasonably withheld), including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity or Other Entity, as applicable, evidenced by a written instrument substantially similar in form and substance to the Notes and with appropriate provisions such that the rights and interests of the Holder and the economic value of this Note are in no way diminished by such Fundamental Transaction, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes and reasonably satisfactory to the Required Holders, and (ii) the Successor Entity or the Other Entity, as applicable (including its Parent Entity), is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity or the Other Entity, as applicable, shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity or the Other Entity, as applicable), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity or such Other Entity, as applicable, had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity or the Other Entity, as applicable, shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity or the Other Entity, as applicable, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(b)      Redemption Right. At least 45 days before the consummation of a Change of Control, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto (or, with respect to a tender offer, or a change in the Board of Directors, if the Company is unable to comply with this time requirement because of the nature of the Change of Control, as soon as the Company reasonably believes that the Change of Control is to be consummated), but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). If the terms of a Change of Control change materially from those set forth in a Change of Control Notice, the Company shall deliver a new Change of Control Notice and the time periods in this clause (b) shall be calculated based upon the Holder's receipt of the later Change of Control Notice. At any time during the period (the “Change of Control Period”) beginning after the Holder's receipt of a Change of Control Notice and ending on the date that is thirty (30) days after delivery of the Change of Control Notice, the Holder may require the Company to redeem all or any portion of the outstanding Principal of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the portion of this Note that the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 (the “Redemption Portion”) shall be redeemed by the Company for the Change of Control Redemption Price (as defined in Section 5(b)(ii)), which shall be payable in cash.

As used in this Section 5, the “Change of Control Redemption Price” shall mean the greater of:

(A) the sum of (x) the aggregate consideration that the Holder would be entitled to receive in connection with a Change of Control if the Holder were to fully convert (without giving effect to any limitations on conversion set forth herein) the outstanding Principal of this Note into Common Stock pursuant to Section 3(a) hereof immediately prior to the consummation of such Change of Control, plus (y) any accrued and unpaid Interest thereon through but excluding the effective date of the Change of Control and any accrued and unpaid Late Charges on such Principal and Interest; or

(B) an amount equal to the sum of (x) the outstanding Principal of this Note plus (y) any accrued and unpaid Interest thereon through but excluding the effective date of the Change of Control and any accrued and unpaid Late Charges on such Principal and Interest plus (z) an amount equal to 100% of the Interest that would have been earned on this Note from the effective date of the Change of Control through the Maturity Date.

(i)      Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 to the extent applicable and shall have priority over payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, subject to Section 3(d), by the Holder into Common Stock, or in the event the Conversion Date is after the consummation of the Change of Control, shares of stock or equity interests of the Successor Entity or Other Entity, as applicable, substantially equivalent to the Company's Common Stock pursuant to Section 3. The parties hereto agree that in the event of the Company's redemption of any portion of this Note under this Section 5(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.

(6)	RIGHTS UPON CERTAIN CORPORATE EVENTS.

In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note at any time after the consummation of the Fundamental Transaction but prior to the Maturity Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of this Note prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to the consummation of such Fundamental Transaction (without taking into account any limitations or restrictions on the convertibility of this Note, but after the calculation of such number of shares, the provisions of Section 3(d) shall continue to apply). Any provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

(7)	RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

(a)      Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever after the Issuance Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including, without limitation, the issuance or sale of shares of Common Stock owned or held by or for the account of the Company and the issuance of any shares of Common Stock, Options or Convertible Securities in exchange for any security such as a non-convertible note, but excluding shares of Common Stock issued or deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance, provided that in no event shall the Conversion Price be reduced below the Minimum Conversion Price (as defined in Section 28 hereof). For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

(i)      Issuance of Options. If the Company in any manner grants or sells any Options, whether or not immediately exercisable, in one transaction or in a series of related transactions, and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable (but excluding any contingent amounts) by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(ii)      Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible, in one transaction or a series of related transactions, and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable (but excluding any contingent amounts) by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)      Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv)      Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options therefor will be deemed to have been issued for no consideration. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance or sale. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration received therefor will be deemed to be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company (subject to the right of the Required Holders to dispute such valuation as described below). If the Required Holders disagree with the Board of Directors’ determination of fair value, the Required Holders may submit a notice of disagreement to the Company. During the 10 days immediately following the Company’s receipt of such notice (the “Notice Date”), the Required Holders and the Company shall negotiate in good faith to determine a mutually agreeable fair value. If the parties are unable to reach agreement within such 10-day period, the fair value of such consideration will be determined within five Business Days after the 10th day following the Notice Date by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Options outstanding as of the Subscription Date, but not included in Schedule 3(c) to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Options included in Schedule 3(c) to the Securities Purchase Agreement as a result of the issuance of the Notes and the number of shares that the Company issues (or is obligated to issue) as a result of such issuance exceeds the amount specified in Schedule 3(c) to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration. Notwithstanding anything else herein to the contrary, if Common Stock, Options or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder hereof may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Conversion Price shall be made pursuant to this Section 7(a) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof.

(v)      Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)      Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price and the Minimum Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price and the Minimum Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 7(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)      Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, other than Excluded Securities), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price and the Minimum Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

(d)      De Minimis Adjustments. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least USD$0.01 in such price; provided, however, that any adjustment which by reason of this Section 7(d) is not required to be made shall be carried forward and taken into account in any subsequent adjustments under this Section 7. All calculations under this Section 7 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Company’s Common Stock.

(e)      Notice of Adjustments. Upon the occurrence of any event which requires any adjustment or readjustment of the Conversion Price pursuant to this Section 7 or any change in the number or type of stock, securities and/or other property issuable upon conversion of the Notes, the Company, at its expense, shall promptly make a public announcement of such adjustment or readjustment and shall give notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment or readjustment and any change in the number or type of stock, securities and/or other property issuable upon conversion of this Note, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. The Company shall, upon the written request at any time of the Holder, furnish a like certificate setting forth (i) the Conversion Price at the time in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of this Note.

(8)	COMPANY’S RIGHT OF OPTIONAL REDEMPTION.

(a)      Redemption Right. At any time and from time to time following the Issuance Date, the Company may elect, at its option, to redeem all or any portion of the outstanding Principal of the Notes, on a pro rata basis, by delivering written notice thereof (the “ Optional Redemption Notice”) at least thirty (30) days in advance of the date scheduled for redemption (the “ Optional Redemption Date”) to the holders of the Notes, which Optional Redemption Notice shall indicate the portion of the Notes that the Company is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 8 (the “Optional Redemption Portion”) shall be redeemed by the Company for the Option Redemption Price (as defined in Section 8(b)), which shall be paid to the Holder in cash on the Optional Redemption Date.

(b)      As used in this Section 8, the “Optional Redemption Price” shall mean an amount equal to the sum of (I) the outstanding Principal of the Optional Redemption Portion of this Note, plus (II) any accrued and unpaid Interest thereon through but excluding the Optional Redemption Date, and any accrued and unpaid Late Charges thereon, plus (III) 25% of the Interest that would have accrued thereon from the Optional Redemption Date to the Maturity Date.

Notwithstanding anything to the contrary in this Section 8, until the Optional Redemption Price is paid, in full, the portion of the Principal of this Note to be redeemed may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 3. All Principal converted by the Holder after the date of the Optional Redemption Notice shall reduce the Principal of this Note required to be redeemed on the Optional Redemption Date.

(c)      Redemptions made pursuant to this Section 8 shall be made in accordance with Section 12 to the extent applicable.

(9)      SECURITY. This Note and the Other Notes are unsecured, provided that on the Closing Date (as defined in the Securities Purchase Agreement), a security interest may be filed, to the extent and in the manner set forth in the Security Documents (as defined in the Securities Purchase Agreement).

(10)       NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

(11)	RESERVATION OF AUTHORIZED SHARES.

(a)      Reservation. The Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 120% of the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. For so long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 120% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person that ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b)      Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In lieu of holding a meeting of its stockholders, the Company may obtain stockholder approval of the increase in the number of authorized shares of Common Stock by written consent in lieu of meeting to the extent permitted by law and the rules of any Eligible Market upon which the Common Stock is then traded.

(12)	REDEMPTIONS.

(a)      Mechanics. The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five Business Days after the Company's receipt of such notice otherwise. The Company shall deliver the Optional Redemption Price to the Holder on the Optional Redemption Date specified in the Optional Redemption Notice as specified in Section 8. In the event of a redemption of less than all of the Principal of this Note and provided that the Holder has delivered this Note to the Company, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal which has not been redeemed. If the Company fails to pay the Holder the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, by written notice to the Company, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted or called for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company's receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 18(d)) to the Holder representing the sum of such Conversion Amount to be redeemed together with accrued and unpaid Interest with respect to such Conversion Amount and accrued and unpaid Late Charges with respect to such Conversion Amount and Interest and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Closing Sale Price of the Common Stock during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder's delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

(b)      Redemption by Other Holders. Upon the Company's receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(a), Section 5(b) or Section 8 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one Business Day of its receipt thereof, forward to the Holder by facsimile a copy of such notice and make a prompt public announcement thereof. If the Company receives a Redemption Notice and one or more Other Redemption Notices during the seven Business Day period beginning on and including the date which is three Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

(13)      VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the Delaware General Corporation Law, and as expressly provided in this Note.

(14)	COVENANTS.

(a)      Rank. This Note is pari passu in right of payment to those certain Convertible Secured Notes (the “Senior Debt”) issued by the Company to certain holders pursuant to Security Purchase Agreements dated as of October 22, 2018 and April 15, 2019 entered into between the Company, the purchasers thereto, and Northeast Industrial Partners, as collateral agent (the “Collateral Agent”), in the aggregate original principal amount of $3,355,265. All payments due under this Note shall rank pari passu with all Other Notes from this offering. Upon the occurrence of the Closing Date (as defined in the Securities Purchase Agreement), the Lien (as defined in the Securities Purchase Agreement) shall take effect, granting the Collateral Agent (as defined in the Securities Purchase Agreement) a security interest in the Company’s assets, subject to the obligations of the Company or its Subsidiaries under any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on such Person’s balance sheet and Indebtedness permitted by clause, provided that a Permitted Lien shall be permitted hereunder and thereunder.

(b)      Incurrence of Indebtedness. On and after the Closing Date, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by the Notes, (ii) Permitted Indebtedness and (iii) Indebtedness incurred solely to repay the Notes at Maturity and which has a maturity later than and is pari passu or junior in right of payment to the Notes.

(c)      Existence of Liens. On and after the Closing Date, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(d)      Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, (i) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing, (ii) declare or pay any cash dividend or distribution on the Common Stock or (iii) redeem, repurchase or otherwise acquire or retire for value any shares of Common Stock. Notwithstanding the foregoing, the prohibitions and limitations on payment or repayment shall not apply in any way to Permitted Indebtedness incurred pursuant to provision 28(r)(E).

(e)      Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Notes for general corporate purposes and working capital. Such proceeds shall not be used to (i) pay dividends; (ii) pay for any increase in executive compensation or make any loan or other advance to any officer, employee, shareholder, director or other affiliate of the Company, without the express approval of the Board of Directors acting in accordance with past practice; (iii) purchase debt or equity securities of any entity (including redeeming the Company’s own securities) other than scheduled principal payments and repayments at maturity, except for (A) evidences of indebtedness issued or fully guaranteed by the United States of America or the Government of Canada and having a maturity of not more than one year from the date of acquisition, (B) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States or Canada having capital, surplus and undivided profits of at least $500,000,000, (C) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (D) “Money Market” fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation or the Canada Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses (A), (B), or (C) above; or (iv) make any investment not directly related to the current business of the Company.

(f)      Par Value. So long as any Notes are outstanding, the Company shall not change the par value of the Common Stock without the written consent of the Required Holders.

(15)       PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

(16)      VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. This Note and the Other Notes shall be amended in accordance with the terms of any resolution approved by the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders; provided that the Company approves any such amendment in writing and, further provided that, without the consent of each Holder so affected, no amendment shall (a) reduce the Principal of or Interest Rate on this Note, (b) postpone the Maturity Date or any date fixed for the payment of any Interest on this Note, (c) increase the percentage specified in the definition of “Required Holders,” (d) amend Section 3(d) or the application of Section 3(d) to any other provision of this Note or (e) have the effect of creating different provisions in different Notes, provided that nothing contained herein shall prohibit the Holder from waiving any of the Holder’s rights hereunder or under any of the other Transaction Documents.

(17)      TRANSFER. This Note is subject to certain restrictions on transfer set forth in Section 5 of the Securities Purchase Agreement; provided, however, that this Note and any shares of Common Stock issued upon conversion of this Note may be offered for sale, sold, assigned or transferred by the Holder without the consent of the Company, subject to applicable securities law restrictions. Notwithstanding the foregoing or any other provisions hereof, the Holder may not transfer this Note unless the transferee agrees in writing to be bound by all of the provisions of the Transaction Documents (including, but not limited to, Section 8 of the Security Purchase Agreement), and it shall be a condition to any such transfer that any such transferee execute and deliver appropriate documentation, in form and substance reasonably satisfactory to the Company and the Collateral Agent, to such effect.

(18)	REISSUANCE OF THIS NOTE.

(a)      Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 18(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 18(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal amount stated on the face of this Note.

(b)      Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal.

(c)      Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 18(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)      Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 18(a) or Section 18(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

(19)      REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(20)      PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

(21)      CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(22)      FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(23)      DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, any Conversion Default Payment or the Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate, the Conversion Default Payment or the Redemption Price to the Company's independent, outside accountant. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(24)	NOTICES; PAYMENTS; EXCHANGE RATE.

(a)      Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least 10 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. Notwithstanding anything herein to the contrary, the Company shall not provide the Holder with any material non-public information without the Holder's prior written consent.

(b)      Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America via wire transfer of immediately available funds in accordance with the Holder's wire transfer instructions provided to the Company by the Holder. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of 15.0% per annum from the date such amount was due until the same is paid in full (“Late Charge”).

(c)      Exchange Rates. For purposes of determining compliance with any U.S. Dollar denominated restriction set forth in this Note and any related definitions containing any such restriction, to the extent an event is in a currency other than U.S. Dollars, the equivalent amount denominated in such other currency shall be calculated based on the relevant currency exchange rate in effect on the date the event occurs. For purposes of calculating the Conversion Price, Conversion Rate, any Conversion Default Payment or the Redemption Price under this Note, to the extent the Closing Bid Price, Closing Sale Price or the Weighted Average Price of the Common Stock is in a currency other than U.S. Dollars, the equivalent amount denominated in U.S. Dollars shall be calculated based on the relevant currency exchange rate as published by The Wall Street Journal on the date the event requiring such calculation occurs.

(25)       CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(26)      WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

(27)      GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Commonwealth of Massachusetts. The Company and the Holder irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in the City of Boston, Suffolk County, in any suit or proceeding based on or arising under this Note and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(28)      CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)      “Bloomberg” means Bloomberg Financial Markets.

(b)      “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or the City of Toronto, Canada are authorized or required by law to remain closed.

(c)      “Capital Stock” of any person means any and all shares, interests, participations or other equivalents (however designated) of capital stock of, or other equity interests in, such Person and all warrants or options to acquire such capital stock or equity interests.

(d)      “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(e)      “Closing Date” shall have the meaning as set forth in the Securities Purchase Agreement.

(f)      “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the Eligible Market that is the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(g)      “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion or exercise, as applicable, of the Notes.

(h)      “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(i)      “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(j)      “Eligible Market” means the Principal Market, The Nasdaq Stock Market LLC or The New York Stock Exchange, Inc.

(k)     “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with mergers, acquisitions, strategic business partnerships or joint ventures, in each case with non-affiliated third parties and otherwise on an arm’s length basis, the primary purpose of which, in the reasonable judgment of the Company’s Board of Directors, is not to raise additional capital; (ii) in connection with the grant of options to purchase Common Stock or other stock-based awards or sales, with exercise or purchase prices not less than the market price of the Common Stock on the date of grant or issuance of the option, which are issued or sold to employees, officers, consultants or directors of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan approved by the Company's Board of Directors, and the Common Stock issued upon the exercise thereof; (iii) upon conversion of the Notes; or (iv) upon conversion of any Options or Convertible Securities which are disclosed in Schedule 3(c) of the Securities Purchase Agreement, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date without the consent of the Required Holders.

(l)      “Fundamental Transaction” means: (i) a transaction or series of related transactions pursuant to which the Company: (A) sells, conveys or disposes of all or substantially all of its assets (or the stock or assets of one or more of its Subsidiaries which, on a consolidated basis, constitute all or substantially all of the Company’s assets), determined on either a quantitative or qualitative basis (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Company on a consolidated basis); (B) merges or consolidates with or into, or engages in any other business combination with, any other person or entity, in any case that results in the holders of the voting securities of the Company immediately prior to such transaction holding or having the right to direct the voting of 50% or less of the total outstanding voting securities of the Company or such other surviving or acquiring person or entity immediately following such transaction, as the case may be; or (C) sells or issues, or any of its stockholders sells or transfers, any securities to any person or entity, or the acquisition or right to acquire securities by any person or entity, in either case acting individually or in concert with others, such that, following the consummation of such transaction(s), such person(s) or entity(ies) (together with their respective affiliates, as such term is used under Section 13(d) of the Exchange Act) would own or have the right to acquire greater than 50% of the outstanding shares of Common Stock; (ii) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or (iii) any event, transaction or series of related transactions that results in individuals serving on the Board of Directors on the date hereof (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose appointment, election, or nomination for election by the Company's stockholders was approved by a vote of at least a two-thirds of the directors then comprising the Incumbent Board, after giving effect to this proviso (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company), shall be considered as though such person were a member of the Incumbent Board.

(m)      “GAAP” means United States generally accepted accounting principles, consistently applied.

(n)      “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person that owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

(o)      “Minimum Conversion Price” means USD $0.15, subject to adjustment as provided in Section 6 hereof.

(p)      “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(q)      “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(r)      “Permitted Indebtedness” means (A) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in advance in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (B) the obligations of the Company or its Subsidiaries under any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on such Person's balance sheet, (C) the Senior Debt, (D) Indebtedness permitted by clause (iv) of the definition of “Permitted Lien”, and (E) additional indebtedness up to $7,000,000, which may be subordinate or pari passu with these Notes.

(s)      “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the purchase price of assets purchased or leased by the Company or Subsidiaries in the ordinary course of business; provided that (A) such Liens shall not extend to or cover any other property of the Company or its Subsidiaries, (B) the value of any such Lien shall not, individually, exceed $50,000 and (C) the value of all Liens incurred under this subsection (iv) while this Note is outstanding shall not exceed, in the aggregate, $500,000, (v) Liens securing the Company's obligations under the Notes, and (vi) any Lien arising with respect to Permitted Indebtedness incurred pursuant to provision 28(r)(E).

(t)      “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(u)      “Principal Market” means the Canadian Securities Exchange (CNSX Market Inc.)

(v)      “Redemption Notices” means, collectively, the Event of Default Redemption Notices, Change of Control Redemption Notices, and the Optional Redemption Notices and, each of the foregoing, individually, a Redemption Notice.

(w)      “Required Holders” means the holders of Notes representing more than 50% of the aggregate principal amount of the Notes then outstanding.

(x)      “SEC” means the United States Securities and Exchange Commission.

(y)      “Securities Purchase Agreement” means the Securities Purchase Agreement dated as of the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

(z)      “Lien” has the meaning set forth in the Securities Purchase Agreement.

(aa)      “Subscription Date” means July 22, 2019.

(bb)      “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

(cc)      “Trading Day” means any day on which trading the Common Stock is reported on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the Eligible Market that is the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(dd)      “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the Eligible Market on which the Common Stock is principally traded or the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

SECURITY DEVICES INTERNATIONAL INC.

Signature : ________________________________________________________________________________________
Name: ________________________________________________________________________________________
Title: ________________________________________________________________________________________

[Signature Page to Unsecured Convertible Note]

EXHIBIT I

SECURITY DEVICES INTERNATIONAL INC.
CONVERSION NOTICE

Reference is made to the Unsecured Convertible Note (the “Note”) issued to the undersigned by Security Devices International Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion: _______________________________________________________________________________________________________________________________________________________________

Aggregate Conversion Amount to be converted: _________________________________________________________________________________________________________________________________________

Please confirm the following information:

Conversion Price: _________________________________________________________________________________________________________________________________________________________________

Number of shares of Common Stock to be issued: ________________________________________________________________________________________________________________________________________

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to: _____________________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________________
Facsimile Number: ____________________________________________________________________________________________________________________________________________________________
Authorization: ________________________________________________________________________________________________________________________________________________________________
By: ________________________________________________________________________________________________________________________________________________________________________
Title: _______________________________________________________________________________________________________________________________________________________________________
Dated: ______________________________________________________________________________________________________________________________________________________________________
Account Number: ____________________________________________________________________________________________________________________________________________________________
(if electronic book entry transfer)
Transaction Code Number: _______________________________________________________________________________________________________________________________________________________
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [Insert name of transfer agent] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________ __, 20__ from the Company and acknowledged and agreed to by [Insert name of transfer agent].

SECURITY DEVICES INTERNATIONAL INC.

Signature : ________________________________________________________________________________________
Name: ________________________________________________________________________________________
Title: ________________________________________________________________________________________

EXHIBIT B

FORM OF WARRANT

Warrant Certificate
No.: [###]

THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED BY THE HOLDER THEREOF FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE CORPORATION THAT THE TRANSACTION WILL NOT RESULT IN A VIOLATION OF UNITED STATES FEDERAL OR STATE SECURITIES LAWS.

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ANY SECURITIES ISSUED UPON EXERCISE OF THOSE SECURITIES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN SECURITIES EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL A DATE WHICH IS 4 MONTHS PLUS ONE DAY FROM THE ISSUANCE DATE.

COMMON STOCK PURCHASE WARRANT

SECURITY DEVICES INTERNATIONAL INC.

Warrant Shares: [###]	Issuance Date: July 22, 2019

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [Holder Name] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Issuance Date”) and, subject to Section 2.d), on or prior to the close of business on January 22, 2024 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Security Devices International Inc., a Delaware corporation (the “Company”), up to [###] shares (as subject to adjustment hereunder, the “Warrant Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2.b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof by and among the Company and the purchasers signatory thereto.

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Section 2.	Exercise.

a)     Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto and the Exercise Price for such portion of the Warrant being exercised. Within two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver to the Company (i) the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank, and (ii) this Warrant and/or any certificate or certificates representing this Warrant. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice (two (2) Business Days in the case of a Notice of Exercise Form delivered after 5:30 p.m. (New York City Time) on a Thursday or at any time on a Friday). “Trading Day” shall mean a day on which trading in the Common Stock generally occurs on the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. “Business Day” shall mean a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorized to be closed for business.

b)      Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.25, subject to adjustment hereunder (the “Exercise Price”).

c)      Mechanics of Exercise.

     i.      Delivery of Certificates Upon Exercise. Subject to the receipt by the Company of a completed Notice of Exercise, the aggregate Exercise Price in cash in accordance with Section 2.a) and the Warrant and/or any certificate or certificates representing this Warrant, and assuming the Company has not objected to the Notice of Exercise in accordance with Section 2.a), certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company’s Common Stock (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”), if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the latest of (1) the delivery to the Company of the Notice of Exercise, (2) surrender of this Warrant and/or any certificate or certificates representing this Warrant (if required) and (3) payment of the aggregate Exercise Price as set forth above. The Warrant Shares shall be deemed to have been issued, and Holder or any other person designated as the recipient thereof in the Notice of Exercise shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2.d)vi prior to the issuance of such shares, having been paid.

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     ii.      Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, if such Warrants are certificated, a new certificate or certificates representing the new Warrant.

     iii.      No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

     iv.      Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder (in accordance with and subject to the provisions of Section 4), this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same- day processing of any Notice of Exercise.

    v.      Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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d)      Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). “Affiliate” shall mean a person or entity that directly or indirectly controls, is controlled by, or is under common control with another person or entity pursuant to Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates, and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in the latest of (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company in each instance: (i) may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.d), insofar as the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder (the “First Notice”), and (ii) may further increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.d), such that the Beneficial Ownership Limitation shall exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder (the “Second Notice”), and the provisions of this Section 2.d) shall continue to apply to both a First Notice and Second Notice. Any such increase or decrease will not be effective until the 61st day after the First Notice or Second Notice, as applicable, is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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e)      Acceleration of Termination Date. If the Company’s Common Stock trades at a price that closes above USD $0.35 per share for twenty (20) consecutive Trading Days ending more than two years after the Issuance Date, the Company may accelerate the Termination Date of this Warrant to a date that is not less than thirty (30) calendar days from the date it gives the Holder notice of such acceleration (the “Accelerated Termination Date”). The Holder may exercise the Warrant prior to the Accelerated Termination Date.

Section 3.	Certain Adjustments.

a)      Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3.a) shall become effective immediately after the effective date or payment date, as applicable, of such dividend, distribution, subdivision, combination or re-classification.

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b)      Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the volume weighted average price (“VWAP”) determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

c)      Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder , the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction . If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.

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d)      Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)      Notice to Holder.

     i.      Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment. For purposes hereof, a notice delivered within five (5) calendar days of an event resulting in an adjustment shall be deemed to have been timely delivered.

      ii.      Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined under Section 4.c) below) of the Company, at least ten (10) Business Days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein; provided that nothing herein shall entitle the Holder to exercise this Warrant after the Termination Date.

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Section 4.	Transfer of Warrant.

a)      Transferability. Subject to compliance with applicable federal and state securities laws, this Warrant (including the legends set out on the face page) and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In connection with any such transfer (if made other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge relating to a bona fide margin account or other loan secured by the Warrants), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Upon (i) such surrender, (ii) if required, such payment, and (iii) if required, such opinion, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)      New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)      Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for all purposes, except where the Company is required to take notice by law or by order of a court of competent jurisdiction.

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Section 5.	Compliance with the Securities Act.

a)      Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 5 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

         A.      THE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED BY THE HOLDER THEREOF FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE CORPORATION THAT THE TRANSACTION WILL NOT RESULT IN A VIOLATION OF UNITED STATES FEDERAL OR STATE SECURITIES LAWS.

b)      Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof and the date of the exercise of the Warrant, to the Company by acceptance of this Warrant as follows:

     i. The Holder is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

     ii. The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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     iii. The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

Section 6.	Miscellaneous.

a)      Currency. All currencies indicated in this Warrant shall be United States Dollar.

b)      No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.d)i.

c)      Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d)      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

e)      Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed or quoted. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f)      Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

g)      Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

h)      Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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i)      Notices. Unless provided hereunder, any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

j)      Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k)      Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

l)      Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

m)      Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n)      Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o)      Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

B.	SECURITY DEVICES INTERNATIONAL INC.

Signature: __________________________________________________________________________________________
Name: __________________________________________________________________________________________
Title: __________________________________________________________________________________________

[Signature Page to Warrant]

C.	NOTICE OF EXERCISE

TO:	SECURITY DEVICES INTERNATIONAL INC.

(1)     The undersigned hereby elects to purchase _____________________________Warrant Shares of Security Devices International Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full in the amount of             USD$ _______________________ in lawful money of the United States, together with all applicable transfer taxes, if any. Upon exercise hereof and as of the date hereof, the undersigned makes the representations and warranties to the Company contained in Section 5(b) of the Warrant.

(2)      Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________________________________________________________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

Name of Investing Entity: __________________________________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: __________________________________________________________________________________________________
Name of Authorized Signatory: __________________________________________________________________________________________________
Title of Authorized Signatory: ______________________________________________________________________________________
Date: __________________________________________________________________________________________________

D.	ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

E.	SECURITY DEVICES INTERNATIONAL INC.

FOR VALUE RECEIVED, ________________shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to [name of assignee] whose address is

Dated: _________________________________________________________________________________________________________________________
Holder’s Signature: ________________________________________________________________________________________________________________
Holder’s Address: _________________________________________________________________________________________________________________

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.